UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22982

Eaton Vance NextShares Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Global Income Builder NextShares (EVGBC)

Listing Exchange:  The NASDAQ Stock Market LLC

Semiannual Report

April 30, 2017

NextSharesTM is a trademark of NextShares Solutions LLC. Used with permission.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing in NextShares, investors should consider carefully the investment objectives, risks, charges and expenses. This and other important information is contained in the prospectus and summary prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2017

Eaton Vance

Global Income Builder NextShares

Table of Contents

Performance	2

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Board of Trustees’ Contract Approval	36

Officers and Trustees	40

Important Notices	41

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Performance1,2,3

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA, of Eaton Vance and Boston Management and Research; Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Management (International) Limited

% Average Annual Total Returns	Fund Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years	Since Fund Inception
Fund at NAV	03/30/2016	11/30/2005	8.60%	10.48%	8.73%	2.42%	10.78%
Fund at Market Price	03/30/2016	03/30/2016	8.39	10.21	—	—	10.64
MSCI World Index	—	—	12.12%	14.65%	9.93%	3.91%	14.78%
Blended Index	—	—	9.70	13.52	8.65	5.02	14.73

% Total Annual Operating Expense Ratio[4]
Gross							2.99%
Net							0.91

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund current performance may be lower or higher than indicated. The Fund performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Fund Profile5

Country Allocation (% of net assets)6

Top 10 Holdings (% of net assets)7

Alphabet, Inc., Class C	1.7%

AXA SA	1.0

Allianz SE	1.0

Facebook, Inc., Class A	0.9

InterContinental Hotels Group PLC	0.9

Bayerische Motoren Werke AG	0.8

Bouygues SA	0.8

Sampo Oyj, Class A	0.8

Amazon.com, Inc.	0.8

Melrose Industries PLC	0.8

Total	9.5%

Asset Allocation (% of net assets)8

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Endnotes and Additional Disclosures

[1]

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. Market trading prices of NextShares are linked to the fund’s next-computed net asset value (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. Buyers and sellers of NextShares will not know the value of their purchases and sales until after the fund’s NAV is determined at the end of the trading day. Market trading prices may vary significantly from anticipated levels. NextShares do not offer investors the opportunity to buy and sell intraday based on current (versus end-of-day) determinations of fund value. NextShares trade execution prices will fluctuate based on changes in NAV. Although limit orders may be used to control trading costs, they cannot be used to control or limit trade execution prices. As a new type of fund, NextShares have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through authorized participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. BofA Merrill Lynch Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market below investment grade corporate bonds and reflects gross returns. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The Blended Index consists of 65% MSCI World Index and 35% BofA Merrill Lynch Developed Markets High Yield Ex-Subordinated Financial Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The Fund pursues its investment objective by investing in a separate investment fund (the Portfolio). The returns at NAV for periods before the date the Fund commenced operations are for a mutual fund that invests in the Portfolio (the Portfolio Investor). The performance during such period does not represent the performance of the Fund. The prior investment performance of the Portfolio Investor (rather than the Portfolio itself) is shown because it reflects the expenses typically borne by a retail fund investing in the Portfolio. The Portfolio Investor returns are not adjusted to reflect differences between the total net operating expenses of the Fund and the Portfolio Investor during the periods shown. If such an adjustment were made, the performance presented would be higher, because the Fund’s total net operating expenses are lower than those of the Portfolio Investor. Performance is for a share class of the Portfolio Investor offered at net asset value. Performance presented in the Financial Highlights included in the financial statements is not linked.

Prior to December 7, 2015, the Portfolio Investor invested at least 80% of net assets in dividend-paying common and preferred stocks. Effective December 7, 2015, the Portfolio Investor changed its name and its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Portfolio Investor is no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

The Portfolio may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the chart, the Portfolio’s investments in ETFs are included based on the portfolio composition of each ETF.

[7]	Excludes cash and cash equivalents.

[8]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

4

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 – April 30, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period* (11/1/16 – 4/30/17)		Annualized Expense Ratio

Actual
	$1,000.00	$1,086.00	$4.65	**	0.90%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.30	$4.51	**	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

5

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2017
Investment in Global Income Builder Portfolio, at value (identified cost, $20,295,107)	$20,607,522
Receivable from affiliates	6,694
Total assets	$20,614,216

Liabilities
Payable to affiliates:
Administration fee	$2,730
Operations agreement fee	910
Trustees’ fees	42
Accrued expenses	41,422
Total liabilities	$45,104
Net Assets	$20,569,112

Sources of Net Assets
Paid-in capital	$19,241,219
Accumulated net realized gain from Portfolio	834,113
Accumulated undistributed net investment income	181,365
Net unrealized appreciation from Portfolio	312,415
Total	$20,569,112

Net Asset Value Per Share
($20,569,112 ÷ 950,000 shares issued and outstanding)	$21.65

6	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2017
Dividends allocated from Portfolio (net of foreign taxes, $69,466)	$291,769
Interest allocated from Portfolio (net of foreign taxes, $423)	201,788
Other income allocated from Portfolio	14,519
Expenses allocated from Portfolio	(77,116)
Total investment income from Portfolio	$430,960

Expenses
Administration fee	$15,098
Operations agreement fee	5,033
Trustees’ fees and expenses	250
Custodian fee	9,639
Transfer and dividend disbursing agent fees	5,812
Legal and accounting services	12,696
Printing and postage	2,675
Listing fee	7,100
Intraday pricing fee	4,000
Miscellaneous	133
Total expenses	$62,436
Deduct —
Allocation of expenses to affiliates	$48,216
Total expense reductions	$48,216

Net expenses	$14,220

Net investment income	$416,740

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$627,937 (1)
Financial futures contracts	(4,694)
Foreign currency and forward foreign currency exchange contract transactions	56
Net realized gain	$623,299
Change in unrealized appreciation (depreciation) —
Investments	$752,777
Financial futures contracts	(87,628)
Foreign currency and forward foreign currency exchange contracts	3,783
Net change in unrealized appreciation (depreciation)	$668,932

Net realized and unrealized gain	$1,292,231

Net increase in net assets from operations	$1,708,971

(1)	Includes $23,548 of net realized gains from redemptions in-kind.

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016(1)
From operations —
Net investment income	$416,740	$147,076
Net realized gain from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	623,299 (2)	269,949 (3)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	668,932	(356,517)
Net increase in net assets from operations	$1,708,971	$60,508
Distributions to shareholders —
From net investment income	$(335,603)	$(105,980)
Total distributions to shareholders	$(335,603)	$(105,980)
Transactions in Fund shares —
Proceeds from sale of shares	$8,202,093	$14,738,676
Cost of shares redeemed	(3,714,449)	—
Transaction fees	2,123	2,640
Net increase in net assets from Fund share transactions	$4,489,767	$14,741,316
Other capital —
Portfolio transaction fee contributed to Portfolio	$(2,078)	$(416)
Portfolio transaction fee allocated from Portfolio	7,717	4,910
Net increase in net assets from other capital	$5,639	$4,494

Net increase in net assets	$5,868,774	$14,700,338

Net Assets
At beginning of period	$14,700,338	$—
At end of period	$20,569,112	$14,700,338

Accumulated undistributed net investment income included in net assets
At end of period	$181,365	$100,228

Changes in shares outstanding
Shares outstanding, beginning of period	725,000	—
Shares sold	400,000	725,000
Shares redeemed	(175,000)	—
Shares outstanding, end of period	950,000	725,000

(1)	For the period from the start of business, March 30, 2016, to October 31, 2016.

(2)	Includes $23,548 of net realized gains from redemptions in-kind.

(3)	Includes $230,274 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Financial Highlights

	Six Months Ended April 30, 2017 (Unaudited)		Period Ended October 31, 2016(1)
Net asset value — Beginning of period	$20.280		$20.000

Income (Loss) From Operations
Net investment income(2)	$0.426		$0.386
Net realized and unrealized gain	1.292		0.181

Total income from operations	$1.718		$0.567

Less Distributions
From net investment income	$(0.354)		$(0.299)

Total distributions	$(0.354)		$(0.299)

Portfolio transaction fee, net(2)	$0.006		$0.012

Net asset value — End of period	$21.650		$20.280

Total Return on Net Asset Value(3)(4)	8.60	%(5)	2.90	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,569		$14,700
Ratios (as a percentage of average daily net assets):(6)
Expenses(4)	0.90	%(7)	0.90	%(7)
Net investment income	4.13	%(7)	3.22	%(7)
Portfolio Turnover of the Portfolio	71	%(5)	66	%(5)(8)

(1)	For the period from the start of business, March 30, 2016, to October 31, 2016.

(2)	Computed using average shares outstanding.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.

(4)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.48% and 2.08% of average daily net assets for the six months ended April 30, 2017 and the period ended October 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	For the period from the Portfolio’s start of business, March 28, 2016, to October 31, 2016.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Global Income Builder NextShares (the Fund) is a diversified series of Eaton Vance NextShares Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an exchange-traded managed fund operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Market trading prices for the Fund are directly linked to the Fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. The Fund commenced operations on March 30, 2016. The Fund invests all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (5.4% at April 30, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are paid in cash and cannot be automatically reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial

10

Eaton Vance

Global Income Builder NextShares

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $354,074 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $118,527 are short-term and $235,547 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. Pursuant to an investment sub-advisory agreement, EVM pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the six months ended April 30, 2017, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2017, the administration fee amounted to $15,098.

The Trust, on behalf of the Fund, has entered into an operations agreement with EVM pursuant to which EVM provides the Fund with services required for it to operate as a NextShares exchange-traded managed fund in accordance with the exemptive order obtained by EVM and the Trust. Pursuant to the agreement, the Fund pays EVM a monthly fee at an annual rate of 0.05% of the Fund’s average daily net assets provided the average net assets of NextShares funds sponsored by EVM (“Covered Assets”) are less than $10 billion. The annual rate is reduced if Covered Assets are $10 billion and above. For the six months ended April 30, 2017, the operations agreement fee amounted to $5,033 or 0.05% (annualized) of the Fund’s average daily net assets.

EVM and EVMI have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90% of the Fund’s average daily net assets through February 28, 2018. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and EVMI were allocated $48,216 in total of the Fund’s operating expenses for the six months ended April 30, 2017.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the six months ended April 30, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,263,908 and $4,130,976, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

5  Capital Share Transactions

The Trust may issue an unlimited number of shares of capital stock (no par value per share) in one or more series (such as the Fund). The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund imposes a transaction fee on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction, which is paid by the Authorized Participants directly to a third-party administrator. In addition, Authorized Participants pay the Fund a variable charge for converting the Basket to or from the desired portfolio composition. Such variable charges are reflected as Transaction fees on the Statements of Changes in Net Assets.

At April 30, 2017, EVM owned approximately 98% of the outstanding shares of the Fund.

11

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited)

Common Stocks — 61.7%

Security	Shares	Value

Aerospace & Defense — 0.5%
CAE, Inc.	116,395	$1,777,836

		$1,777,836

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	14,412	$1,047,752

		$1,047,752

Auto Components — 0.6%
Goodyear Tire & Rubber Co. (The)	61,516	$2,228,725

		$2,228,725

Automobiles — 0.8%
Bayerische Motoren Werke AG	33,250	$3,176,763

		$3,176,763

Banks — 5.6%
Bank Pekao SA	48,988	$1,775,336
Credit Agricole SA	88,250	1,312,616
DNB ASA	148,793	2,322,110
ING Groep NV	101,361	1,652,136
Intesa Sanpaolo SpA	1,027,412	2,999,117
JPMorgan Chase & Co.	34,459	2,997,933
KBC Group NV	20,337	1,469,691
Mitsubishi UFJ Financial Group, Inc.	227,390	1,440,878
Natixis SA	194,040	1,350,360
Societe Generale SA	21,587	1,183,673
Wells Fargo & Co.	50,352	2,710,952

		$21,214,802

Beverages — 1.3%
Anheuser-Busch InBev SA/NV	12,954	$1,460,827
Constellation Brands, Inc., Class A	8,438	1,455,893
Diageo PLC	71,173	2,071,643

		$4,988,363

Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc.(1)	8,201	$1,047,924
BioMarin Pharmaceutical, Inc.(1)	10,378	994,627
Celgene Corp.(1)	14,418	1,788,553
Shire PLC	40,650	2,396,671

		$6,227,775

Security	Shares	Value

Building Products — 0.6%
Assa Abloy AB, Class B	106,327	$2,301,433

		$2,301,433

Capital Markets — 1.1%
Azimut Holding SpA	139,119	$2,713,756
Credit Suisse Group AG	38,293	584,005
Credit Suisse Group AG(2)	63,032	961,299

		$4,259,060

Chemicals — 1.3%
Arkema SA	8,095	$857,123
BASF SE	7,808	760,647
Ecolab, Inc.	7,064	911,892
Evonik Industries AG	46,944	1,567,459
Novozymes A/S, Class B	22,687	979,468

		$5,076,589

Commercial Services & Supplies — 0.4%
Brambles, Ltd.	210,483	$1,628,736

		$1,628,736

Construction & Engineering — 0.8%
Bouygues SA	73,048	$3,070,490
Carillion PLC	2,912	8,388

		$3,078,878

Containers & Packaging — 0.4%
Sealed Air Corp.	32,153	$1,415,375

		$1,415,375

Diversified Telecommunication Services — 1.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	470,491	$790,484
Deutsche Telekom AG	124,370	2,181,549
Telefonica Deutschland Holding AG	426,325	2,067,135

		$5,039,168

Electric Utilities — 2.0%
American Electric Power Co., Inc.	22,786	$1,545,574
EDP-Energias de Portugal SA	631,599	2,084,416
Electricite de France SA	230,408	1,923,390
NextEra Energy, Inc.	15,089	2,015,287

		$7,568,667

12	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Electrical Equipment — 1.7%
ABB, Ltd.	32,284	$791,095
Legrand SA	21,060	1,363,234
Melrose Industries PLC	987,687	3,023,504
Zhuzhou CRRC Times Electric Co., Ltd., Class H	221,808	1,140,257

		$6,318,090

Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	46,324	$2,737,285
Keyence Corp.	3,573	1,436,396

		$4,173,681

Energy Equipment & Services — 0.6%
Halliburton Co.	21,129	$969,399
Schlumberger, Ltd.	14,999	1,088,777

		$2,058,176

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	16,445	$2,071,083
Equity Residential	31,867	2,057,971

		$4,129,054

Food Products — 0.9%
Kerry Group PLC, Class A	12,529	$1,024,351
Nestle SA	15,842	1,220,158
Orkla ASA	43,548	395,106
Pinnacle Foods, Inc.	15,614	907,954

		$3,547,569

Health Care Equipment & Supplies — 0.3%
Edwards Lifesciences Corp.(1)	10,385	$1,138,923

		$1,138,923

Hotels, Restaurants & Leisure — 1.1%
Accor SA	21,042	$959,497
InterContinental Hotels Group PLC	62,678	3,322,064

		$4,281,561

Household Durables — 1.2%
Newell Brands, Inc.	61,952	$2,957,588
Persimmon PLC	57,809	1,744,277

		$4,701,865

Security	Shares	Value

Household Products — 0.4%
Reckitt Benckiser Group PLC	16,918	$1,558,781

		$1,558,781

Insurance — 7.8%
AIA Group, Ltd.	425,407	$2,944,427
Allianz SE	19,312	3,676,572
Assicurazioni Generali SpA	112,695	1,785,090
AXA SA	140,500	3,748,558
Chubb, Ltd.	21,513	2,952,659
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	12,515	2,399,366
Poste Italiane SpA(3)	176,538	1,208,906
Prudential PLC	82,704	1,835,519
Sampo Oyj, Class A	63,741	3,050,490
SCOR SE	44,746	1,770,016
St. James’s Place PLC	151,535	2,252,316
Swiss Re AG	25,889	2,251,807

		$29,875,726

Internet & Direct Marketing Retail — 0.8%
Amazon.com, Inc.(1)	3,284	$3,037,667

		$3,037,667

Internet Software & Services — 2.6%
Alphabet, Inc., Class C(1)(4)	7,065	$6,400,607
Facebook, Inc., Class A(1)	23,352	3,508,638

		$9,909,245

IT Services — 0.8%
Visa, Inc., Class A	32,553	$2,969,485

		$2,969,485

Machinery — 0.9%
Fortive Corp.	39,378	$2,491,052
Komatsu, Ltd.	35,416	946,370

		$3,437,422

Media — 1.7%
Interpublic Group of Cos., Inc.	98,860	$2,330,130
ITV PLC	260,771	709,199
ProSiebenSat.1 Media SE	35,261	1,496,816
Time Warner, Inc.	10,526	1,044,916
Toho Co., Ltd.	29,243	839,359

		$6,420,420

13	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Metals & Mining — 0.3%
Rio Tinto, Ltd.	24,227	$1,096,797

		$1,096,797

Multi-Utilities — 2.9%
A2A SpA	815,291	$1,211,795
Centrica PLC	664,026	1,701,532
National Grid PLC	230,824	2,988,767
Suez	137,268	2,254,871
Veolia Environnement SA	156,199	2,972,524

		$11,129,489

Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	37,682	$2,148,628
Exxon Mobil Corp.	17,847	1,457,208
Occidental Petroleum Corp.	28,842	1,774,937
Royal Dutch Shell PLC, Class B	60,059	1,597,987
Saras SpA	593,493	1,239,918
Seven Generations Energy, Ltd., Class A(1)	70,679	1,251,464
Snam SpA	678,433	2,997,361

		$12,467,503

Personal Products — 1.1%
Estee Lauder Cos., Inc. (The), Class A	23,845	$2,077,853
Unilever PLC	42,844	2,204,251

		$4,282,104

Pharmaceuticals — 3.9%
Allergan PLC	9,734	$2,373,733
Eli Lilly & Co.	22,037	1,808,356
Johnson & Johnson	23,329	2,880,432
Novo Nordisk A/S, Class B	39,834	1,551,011
Roche Holding AG PC	7,089	1,854,938
Sanofi	23,575	2,227,691
Zoetis, Inc.	35,509	1,992,410

		$14,688,571

Professional Services — 0.6%
Verisk Analytics, Inc.(1)	28,385	$2,350,562

		$2,350,562

Road & Rail — 0.9%
CSX Corp.	38,782	$1,971,677
Union Pacific Corp.	13,030	1,458,839

		$3,430,516

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.9%
ASML Holding NV	17,957	$2,374,440
Sumco Corp.	67,427	1,180,357

		$3,554,797

Specialty Retail — 1.5%
Advance Auto Parts, Inc.	6,059	$861,226
Industria de Diseno Textil SA	57,343	2,197,452
Lowe’s Cos., Inc.	29,582	2,510,920

		$5,569,598

Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.	21,024	$3,020,098

		$3,020,098

Textiles, Apparel & Luxury Goods — 1.3%
Hugo Boss AG	24,209	$1,840,932
LVMH Moet Hennessy Louis Vuitton SE	6,420	1,584,897
Pandora A/S	15,055	1,626,394

		$5,052,223

Tobacco — 0.4%
Altria Group, Inc.	19,012	$1,364,681

		$1,364,681

Trading Companies & Distributors — 0.4%
Brenntag AG	13,263	$786,254
MISUMI Group, Inc.	39,598	750,186

		$1,536,440

Wireless Telecommunication Services — 1.8%
Freenet AG	53,526	$1,679,824
Tele2 AB, Class B	287,758	2,895,904
Vodafone Group PLC	883,817	2,276,394

		$6,852,122

Total Common Stocks (identified cost $220,040,471)		$234,983,088

Preferred Stocks — 3.3%

Security	Shares	Value

Banks — 2.0%
AgriBank FCB, 6.875% to 1/1/24(5)	9,798	$1,089,415
CoBank ACB, Series F, 6.25% to 10/1/22(5)	8,600	891,712

14	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Banks (continued)
Farm Credit Bank of Texas, 6.75% to 9/15/23(5)	1,115	$121,187
Farm Credit Bank of Texas, Series 1, 10.00%	230	282,900
Huntington Bancshares, Inc., Series A, 8.50% (Convertible)	400	556,300
IBERIABANK Corp., Series C, 6.60% to 5/1/26(5)	15,030	414,828
KeyCorp, Series E, 6.125% to 12/15/26(5)	20,550	577,866
People’s United Financial, Inc., Series A, 5.625% to 12/15/26(5)	6,900	190,164
Regions Financial Corp., Series A, 6.375%	18,416	477,527
SunTrust Banks, Inc., Series E, 5.875%	34,002	877,592
Texas Capital Bancshares, Inc., 6.50%	20,005	504,326
Texas Capital Bancshares, Inc., Series A, 6.50%	14,549	375,073
Wells Fargo & Co., Series L, 7.50% (Convertible)	890	1,130,300

		$7,489,190

Capital Markets — 0.1%
KKR & Co., LP, Series A, 6.75%	7,197	$190,145
Legg Mason, Inc., 5.45%	12,825	306,774

		$496,919

Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	5,893	$149,682
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	9,163	229,075
Southern Co. (The), 6.25%	22,549	597,323

		$976,080

Equity Real Estate Investment Trusts (REITs) — 0.4%
CBL & Associates Properties, Inc., Series D, 7.375%	700	$16,345
DDR Corp., Series J, 6.50%	25,300	636,295
DDR Corp., Series K, 6.25%	6,500	163,280
PS Business Parks, Inc., Series W, 5.20%	4,991	119,684
Vornado Realty Trust, Series K, 5.70%	21,500	547,605

		$1,483,209

Food Products — 0.1%
Dairy Farmers of America, Inc., 7.875%(3)	4,700	$504,075
Ocean Spray Cranberries, Inc., 6.25%(3)	540	48,448

		$552,523

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	18,050	$459,553

		$459,553

Security		Shares	Value

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%		9,407	$236,774

			$236,774

Oil, Gas & Consumable Fuels — 0.2%
NuStar Energy, LP, Series B, 7.625% to 6/15/22(5)		23,750	$602,063

			$602,063

Thrifts & Mortgage Finance — 0.1%
EverBank Financial Corp., Series A, 6.75%		19,973	$507,334

			$507,334

Total Preferred Stocks (identified cost $12,271,020)			$12,803,645

Corporate Bonds & Notes — 29.9%

Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.1%
TransDigm, Inc., 6.00%, 7/15/22		500	$516,250

			$516,250

Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.25%, 4/1/25(3)		95	$94,762
American Axle & Manufacturing, Inc., 6.50%, 4/1/27(3)		75	74,625
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(3)		205	225,244

			$394,631

Automobiles — 0.1%
FTE Verwaltungs GmbH, 9.00%, 7/15/20(7)	EUR	400	$456,020

			$456,020

Banks — 3.0%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(3)(5)(8)		200	$222,192
Banco do Brasil SA, 6.25% to 4/15/24(3)(5)(8)		859	756,994
Banco Santander SA, 6.375% to 5/19/19(5)(7)(8)		400	408,821
Bank of America Corp., Series AA, 6.10% to 3/17/25(5)(8)		1,018	1,091,805
Barclays PLC, 8.25% to 12/15/18(5)(8)		974	1,038,640
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(3)(5)		215	223,127
CIT Group, Inc., 5.375%, 5/15/20		500	539,375
Citigroup, Inc., Series M, 6.30% to 5/15/24(5)(8)		380	401,489
Credit Agricole SA, 7.875% to 1/23/24(3)(5)(8)		327	350,651

15	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Banks (continued)
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(5)(8)		460	$458,850
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(5)(8)		215	242,789
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(5)(8)		353	379,034
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(5)(8)		768	802,598
Lloyds Banking Group PLC, 6.657% to 5/21/37(3)(5)(8)		335	368,466
Lloyds Banking Group PLC, 7.50% to 6/27/24(5)(8)		1,033	1,115,640
M&T Bank Corp., Series F, 5.125% to 11/1/26(5)(8)		280	283,500
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(5)(8)		170	172,113
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(5)(8)		404	420,160
Standard Chartered PLC, 7.014% to 7/30/37(3)(5)(8)		249	278,258
Standard Chartered PLC, 7.75% to 4/2/23(3)(5)(8)		320	342,000
UniCredit SpA, 8.00% to 6/3/24(5)(7)(8)		610	603,061
Zions Bancorporation, Series I, 5.80% to 9/15/23(5)(8)		88	86,460
Zions Bancorporation, Series J, 7.20% to 9/15/23(5)(8)		619	670,067

			$11,256,090

Biotechnology — 0.3%
Grifols SA, 3.20%, 5/1/25(7)	EUR	1,075	$1,165,763

			$1,165,763

Building Products — 0.9%
Builders FirstSource, Inc., 5.625%, 9/1/24(3)		115	$119,744
LSF9 Balta Issuer S.A., 7.75%, 9/15/22(7)	EUR	893	1,070,469
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(3)		1,000	1,085,000
Standard Industries, Inc., 5.50%, 2/15/23(3)		115	119,887
Standard Industries, Inc., 6.00%, 10/15/25(3)		535	573,787
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		600	634,500

			$3,603,387

Capital Markets — 0.5%
HRG Group, Inc., 7.875%, 7/15/19		1,000	$1,040,250
UBS Group AG, 6.875% to 8/7/25(5)(7)(8)		833	880,339

			$1,920,589

Casino & Gaming — 0.1%
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21		30	$31,500
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		110	116,325
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 5.875%, 5/15/25(3)(9)		165	165,619
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 6.375%, 6/1/21(3)		20	20,396

			$333,840

Security		Principal Amount* (000’s omitted)	Value

Chemicals — 0.6%
CF Industries, Inc., 4.95%, 6/1/43		120	$101,360
Chemours Co. (The), 7.00%, 5/15/25		70	77,263
Platform Specialty Products Corp., 6.50%, 2/1/22(3)		1,000	1,030,000
SPCM S.A., 4.875%, 9/15/25(3)		65	65,894
Tronox Finance, LLC, 6.375%, 8/15/20		50	51,063
Tronox Finance, LLC, 7.50%, 3/15/22(3)		15	15,750
Valvoline, Inc., 5.50%, 7/15/24(3)		45	47,700
W.R. Grace & Co., 5.125%, 10/1/21(3)		750	807,187

			$2,196,217

Commercial Services & Supplies — 1.2%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(3)		170	$175,312
Clean Harbors, Inc., 5.125%, 6/1/21		400	410,164
Covanta Holding Corp., 5.875%, 3/1/24		500	503,750
Covanta Holding Corp., 5.875%, 7/1/25		95	95,000
Covanta Holding Corp., 6.375%, 10/1/22		35	36,094
GFL Environmental, Inc., 9.875%, 2/1/21(3)		450	486,000
Hertz Corp. (The), 5.50%, 10/15/24(3)		95	81,938
Nord Anglia Education Finance, LLC, 5.75%, 7/15/22(7)	CHF	900	966,709
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(3)		270	295,650
Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25(3)		75	77,625
ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	601,150
Team Health Holdings, Inc., 6.375%, 2/1/25(3)		240	234,900
Tervita Escrow Corp., 7.625%, 12/1/21(3)		195	201,337
United Rentals North America, Inc., 5.50%, 5/15/27		35	36,094
United Rentals North America, Inc., 7.625%, 4/15/22		358	374,557

			$4,576,280

Communications Equipment — 0.2%
CommScope Technologies, LLC, 5.00%, 3/15/27(3)		150	$151,688
Riverbed Technology, Inc., 8.875%, 3/1/23(3)		630	652,050

			$803,738

Consumer Finance — 0.4%
Ally Financial, Inc., 8.00%, 12/31/18		550	$596,750
CPUK Finance, Ltd., 7.00%, 2/28/42(7)	GBP	650	886,862
Navient Corp., 6.50%, 6/15/22		150	155,250

			$1,638,862

Containers & Packaging — 0.7%
ARD Finance S.A., 6.625%, 9/15/23(7)(10)	EUR	800	$907,931
ARD Finance S.A., 6.625%, 9/15/23(3)(10)	EUR	200	226,983

16	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Containers & Packaging (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 2/15/25(3)		200	$207,250
BWAY Holding Co., 5.50%, 4/15/24(3)		240	243,300
BWAY Holding Co., 7.25%, 4/15/25(3)		240	240,300
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(3)		140	146,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.75%, 10/15/20		500	515,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(3)		165	177,891

			$2,665,405

Distributors — 0.0%(6)
HD Supply, Inc., 5.75%, 4/15/24(3)		105	$111,825

			$111,825

Diversified Consumer Services — 0.1%
Laureate Education, Inc., 8.25%, 5/1/25(3)		325	$334,750

			$334,750

Diversified Financial Services — 0.9%
Amigo Luxembourg SA, 7.625%, 1/15/24(7)	GBP	615	$838,294
Cadence Financial Corp., 4.875%, 6/28/19(3)		508	500,380
FBM Finance, Inc., 8.25%, 8/15/21(3)		165	178,817
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22(3)		115	119,887
Leucadia National Corp., 6.625%, 10/23/43		419	426,188
Mercury Bondco PLC, 7.125%, 5/30/21(7)(10)	EUR	530	594,620
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(3)		455	482,300
Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(3)		265	280,900
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp., 6.75%, 6/1/25(3)(9)		125	128,750

			$3,550,136

Diversified Telecommunication Services — 0.3%
CenturyLink, Inc., 5.80%, 3/15/22		500	$525,000
CenturyLink, Inc., 7.50%, 4/1/24		100	108,875
Cincinnati Bell, Inc., 7.00%, 7/15/24(3)		80	84,880
Frontier Communications Corp., 6.25%, 9/15/21		65	60,450
Frontier Communications Corp., 8.875%, 9/15/20		120	127,124
Frontier Communications Corp., 10.50%, 9/15/22		40	40,450
Level 3 Financing, Inc., 5.25%, 3/15/26		90	93,045

			$1,039,824

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities — 1.0%
AES Corp. (The), 5.50%, 3/15/24		580	$598,850
AES Corp. (The), 5.50%, 4/15/25		15	15,450
AES Corp. (The), 6.00%, 5/15/26		15	15,881
AES Gener SA, 8.375% to 6/18/19, 12/18/73(3)(5)		515	554,912
Dynegy, Inc., 7.375%, 11/1/22		225	216,563
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(5)		940	1,039,875
NRG Yield Operating, LLC, 5.375%, 8/15/24		500	513,750
Pattern Energy Group, Inc., 5.875%, 2/1/24(3)		115	118,594
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(5)		580	601,650

			$3,675,525

Electrical Equipment — 0.2%
Senvion Holding GmbH, 3.875%, 10/25/22(7)(9)	EUR	575	$629,542

			$629,542

Electronic Equipment, Instruments & Components — 0.2%
Zebra Technologies Corp., 7.25%, 10/15/22		750	$812,813

			$812,813

Energy Equipment & Services — 0.2%
Abengoa Finance S.A.U., 7.75%, 2/1/20(3)(11)		467	$15,469
Novafives SAS, 4.50%, 6/30/21(7)	EUR	725	799,417

			$814,886

Equity Real Estate Investment Trusts (REITs) — 0.1%
Equinix, Inc., 5.375%, 5/15/27		115	$120,438
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		120	120,150
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		95	102,956
SBA Communications Corp., 4.875%, 9/1/24(3)		55	55,619

			$399,163

Food Products — 0.9%
AdvancePierre Foods Holdings, Inc., 5.50%, 12/15/24(3)		115	$128,512
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 5.75%, 3/15/25(3)		165	160,875
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 6.625%, 6/15/24(3)		95	97,375
Chobani, LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25(3)		55	56,925
Dean Foods Co., 6.50%, 3/15/23(3)		1,000	1,057,500
Dole Food Co., Inc., 7.25%, 6/15/25(3)		225	234,281

17	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Land O’ Lakes, Inc., 8.00%(3)(8)	875	$940,625
Post Holdings, Inc., 5.00%, 8/15/26(3)	85	84,788
Post Holdings, Inc., 5.50%, 3/1/25(3)	230	241,500
TreeHouse Foods, Inc., 6.00%, 2/15/24(3)	180	192,600
US Foods, Inc., 5.875%, 6/15/24(3)	395	414,750

		$3,609,731

Food Service — 0.0%(6)
Landry’s, Inc., 6.75%, 10/15/24(3)	135	$141,750

		$141,750

Health Care Equipment & Supplies — 1.4%
Alere, Inc., 6.375%, 7/1/23(3)	595	$650,781
Alere, Inc., 6.50%, 6/15/20	40	41,100
Centene Corp., 4.75%, 1/15/25	300	305,625
Centene Corp., 5.625%, 2/15/21	90	94,838
Centene Corp., 6.125%, 2/15/24	340	367,200
Envision Healthcare Corp., 5.625%, 7/15/22	1,000	1,035,400
Envision Healthcare Corp., 6.25%, 12/1/24(3)	220	232,100
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(3)	610	637,450
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(3)	320	342,000
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(3)	125	140,625
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(3)	1,230	1,325,325

		$5,172,444

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc., 6.50%, 3/1/24	45	$47,813
CHS/Community Health Systems, Inc., 6.25%, 3/31/23	345	352,331
Eagle Holding Co. II, LLC, 7.625%, 5/15/22(3)(9)(10)	165	168,712
HCA, Inc., 4.50%, 2/15/27	40	40,480
HCA, Inc., 5.875%, 2/15/26	750	798,750
MEDNAX, Inc., 5.25%, 12/1/23(3)	500	512,500
Tenet Healthcare Corp., 6.75%, 6/15/23	260	248,950
Tenet Healthcare Corp., 7.50%, 1/1/22(3)	85	91,163
WellCare Health Plans, Inc., 5.25%, 4/1/25	375	390,937

		$2,651,636

Hotels, Restaurants & Leisure — 1.0%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 6.00%, 4/1/22(3)	1,000	$1,045,000
Carlson Travel, Inc., 6.75%, 12/15/23(3)	200	207,124
Eldorado Resorts, Inc., 6.00%, 4/1/25(3)	55	57,062

Security		Principal Amount* (000’s omitted)	Value

Hotels, Restaurants & Leisure (continued)
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(3)		490	$502,250
MGM Resorts International, 6.00%, 3/15/23		550	602,250
NCL Corp., Ltd., 4.75%, 12/15/21(3)		150	154,125
NH Hotel Group SA, 3.75%, 10/1/23(7)	EUR	960	1,095,499
Penn National Gaming, Inc., 5.625%, 1/15/27(3)		55	55,550
Scientific Games International, Inc., 7.00%, 1/1/22(3)		115	123,409
Scientific Games International, Inc., 10.00%, 12/1/22		105	114,135

			$3,956,404

Household Durables — 0.0%(6)
Tempur Sealy International, Inc., 5.50%, 6/15/26		45	$44,888

			$44,888

Household Products — 0.4%
Bormioli Rocco Holdings SA, 10.00%, 8/1/18(7)	EUR	850	$949,400
Central Garden & Pet Co., 6.125%, 11/15/23		500	536,250

			$1,485,650

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., 5.25%, 6/1/26(3)		50	$50,563
Drax Finco PLC, 4.25%, 5/1/22(7)(9)	GBP	450	597,201
NRG Energy, Inc., 7.25%, 5/15/26		235	241,462

			$889,226

Industrial Conglomerates — 0.4%
Wittur International Holding GmbH, 8.50%, 2/15/23(7)	EUR	1,315	$1,486,681

			$1,486,681

Insurance — 0.3%
Hub International, Ltd., 7.875%, 10/1/21(3)		500	$525,075
Voya Financial, Inc., 5.65% to 5/15/23, 5/15/53(5)		450	465,750

			$990,825

Internet Software & Services — 0.3%
Match Group, Inc., 6.375%, 6/1/24		505	$551,713
Zayo Group, LLC/Zayo Capital, Inc., 5.75%, 1/15/27(3)		75	79,781
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25		465	504,525

			$1,136,019

IT Services — 0.5%
Alliance Data Systems Corp., 4.50%, 3/15/22(7)	EUR	1,465	$1,670,719
Booz Allen Hamilton, Inc., 5.125%, 5/1/25(3)		40	40,650

18	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

IT Services (continued)
Gartner, Inc., 5.125%, 4/1/25(3)		160	$166,000

			$1,877,369

Machinery — 0.2%
BlueLine Rental Finance Corp./BlueLine Rental, LLC, 9.25%, 3/15/24(3)		150	$156,938
Cloud Crane, LLC, 10.125%, 8/1/24(3)		150	160,500
Navistar International Corp., 8.25%, 11/1/21		235	239,112
Welbilt, Inc., 9.50%, 2/15/24		295	342,200

			$898,750

Media — 2.5%
Altice Luxembourg S.A., 7.25%, 5/15/22(7)	EUR	546	$629,408
Altice Luxembourg S.A., 7.75%, 5/15/22(3)		315	335,475
Altice US Finance I Corp., 5.50%, 5/15/26(3)		200	207,250
AMC Entertainment Holdings, Inc., 6.375%, 11/15/24(7)	GBP	545	754,823
Cable Communications Systems NV, 5.00%, 10/15/23(7)	EUR	710	826,791
Cablevision Systems Corp., 5.875%, 9/15/22		55	56,581
Cablevision Systems Corp., 8.00%, 4/15/20		70	78,357
CBS Radio, Inc., 7.25%, 11/1/24(3)		120	130,800
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(3)		1,130	1,211,925
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(3)		10	10,275
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(3)		294	303,740
CSC Holdings, LLC, 6.75%, 11/15/21		500	551,250
CSC Holdings, LLC, 10.875%, 10/15/25(3)		500	601,875
DISH DBS Corp., 7.75%, 7/1/26		155	181,931
EW Scripps Co. (The), 5.125%, 5/15/25(3)		40	41,150
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(3)		140	136,850
MDC Partners, Inc., 6.50%, 5/1/24(3)		265	259,700
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(3)(10)		35	35,438
Sirius XM Radio, Inc., 6.00%, 7/15/24(3)		500	536,250
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25(7)	EUR	850	977,524
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24(7)	GBP	1,050	1,436,462
Ziggo Secured Finance B.V., 5.50%, 1/15/27(3)		150	154,500

			$9,458,355

Metals & Mining — 1.5%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		380	$362,900

Security		Principal Amount* (000’s omitted)	Value

Metals & Mining (continued)
Allegheny Technologies, Inc., 5.95%, 1/15/21		50	$49,750
Allegheny Technologies, Inc., 7.875%, 8/15/23		115	119,169
Anglo American Capital PLC, 4.75%, 4/10/27(3)		1,025	1,062,443
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(3)(5)		270	306,450
Eldorado Gold Corp., 6.125%, 12/15/20(3)		45	46,463
Ferroglobe PLC/Globe Specialty Metals, Inc., 9.375%, 3/1/22(3)		750	785,625
First Quantum Minerals, Ltd., 7.00%, 2/15/21(3)		75	78,000
First Quantum Minerals, Ltd., 7.25%, 5/15/22(3)		215	222,525
First Quantum Minerals, Ltd., 7.25%, 4/1/23(3)		200	204,125
First Quantum Minerals, Ltd., 7.50%, 4/1/25(3)		445	455,012
Freeport-McMoRan, Inc., 3.10%, 3/15/20		40	39,650
Freeport-McMoRan, Inc., 4.55%, 11/14/24		75	70,838
Hudbay Minerals, Inc., 7.25%, 1/15/23(3)		115	122,906
Hudbay Minerals, Inc., 7.625%, 1/15/25(3)		200	215,250
New Gold, Inc., 6.25%, 11/15/22(3)		155	158,875
Novelis Corp., 5.875%, 9/30/26(3)		180	185,400
Novelis Corp., 6.25%, 8/15/24(3)		125	132,500
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20		495	509,850
Teck Resources, Ltd., 5.20%, 3/1/42		40	38,375
Teck Resources, Ltd., 5.40%, 2/1/43		85	83,087
Teck Resources, Ltd., 6.00%, 8/15/40		45	46,519
Teck Resources, Ltd., 8.50%, 6/1/24(3)		130	150,962
United States Steel Corp., 8.375%, 7/1/21(3)		100	110,375
Zekelman Industries, Inc., 9.875%, 6/15/23(3)		15	16,988

			$5,574,037

Multi-Utilities — 0.4%
Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(5)		114	$119,843
Thames Water Kemble Finance PLC, 5.875%, 7/15/22(7)	GBP	900	1,293,625

			$1,413,468

Multiline Retail — 0.2%
Dollar Tree, Inc., 5.25%, 3/1/20		500	$515,000
Dollar Tree, Inc., 5.75%, 3/1/23		330	351,780

			$866,780

Oil, Gas & Consumable Fuels — 2.6%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25		175	$177,625
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24		40	40,900

19	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.75%, 5/20/27	100	$100,750
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.875%, 8/20/26	85	86,700
Antero Resources Corp., 5.375%, 11/1/21	1,000	1,036,250
Canbriam Energy, Inc., 9.75%, 11/15/19(3)	305	321,775
Chesapeake Energy Corp., 8.00%, 12/15/22(3)	65	68,737
Continental Resources, Inc., 4.50%, 4/15/23	145	143,550
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	210	214,200
Denbury Resources, Inc., 9.00%, 5/15/21(3)	260	275,600
Diamondback Energy, Inc., 4.75%, 11/1/24(3)	60	60,450
Diamondback Energy, Inc., 5.375%, 5/31/25(3)	155	161,200
Endeavor Energy Resources, L.P./EER Finance, Inc., 7.00%, 8/15/21(3)	40	41,800
Endeavor Energy Resources, L.P./EER Finance, Inc., 8.125%, 9/15/23(3)	500	535,000
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(3)	110	115,637
Extraction Oil & Gas Holdings, LLC/Extraction Finance Corp., 7.875%, 7/15/21(3)	208	218,920
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(3)	245	254,800
Gulfport Energy Corp., 6.00%, 10/15/24(3)	340	336,600
Gulfport Energy Corp., 6.625%, 5/1/23	750	763,125
Halcon Resources Corp., 6.75%, 2/15/25(3)	230	221,950
Murphy Oil Corp., 6.875%, 8/15/24	55	58,713
Murphy Oil USA, Inc., 5.625%, 5/1/27	65	66,787
Murphy Oil USA, Inc., 6.00%, 8/15/23	500	527,500
Newfield Exploration Co., 5.375%, 1/1/26	45	47,419
Newfield Exploration Co., 5.625%, 7/1/24	65	69,022
Noble Holding International, Ltd., 7.75%, 1/15/24	160	146,800
Oasis Petroleum, Inc., 6.50%, 11/1/21	50	50,750
Oasis Petroleum, Inc., 6.875%, 3/15/22	45	45,788
Oasis Petroleum, Inc., 6.875%, 1/15/23	235	238,525
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(3)(5)(8)(11)	783	84,172
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(3)	75	75,937
Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(3)	140	142,100
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(3)	150	159,375
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	50	51,000
PDC Energy, Inc., 6.125%, 9/15/24(3)	40	41,200
Peabody Energy Corp., 6.00%, 3/31/22(3)	65	66,544

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp., 6.375%, 3/31/25(3)	80	$81,700
Petrobras Global Finance BV, 6.125%, 1/17/22	342	359,220
Precision Drilling Corp., 6.50%, 12/15/21	25	25,438
Precision Drilling Corp., 6.625%, 11/15/20	18	18,299
Precision Drilling Corp., 7.75%, 12/15/23(3)	10	10,650
Resolute Energy Corp., 8.50%, 5/1/20	80	81,800
Rice Energy, Inc., 7.25%, 5/1/23	80	86,800
Seven Generations Energy, Ltd., 6.75%, 5/1/23(3)	25	26,625
Seven Generations Energy, Ltd., 8.25%, 5/15/20(3)	1,000	1,050,000
SM Energy Co., 5.625%, 6/1/25	85	81,600
SM Energy Co., 6.125%, 11/15/22	135	137,700
SM Energy Co., 6.75%, 9/15/26	80	81,000
Southwestern Energy Co., 5.80%, 1/23/20	145	147,175
Southwestern Energy Co., 7.50%, 2/1/18	17	17,786
Trinidad Drilling, Ltd., 6.625%, 2/15/25(3)	95	95,950
Weatherford International, Ltd., 8.25%, 6/15/23	40	43,450
Weatherford International, Ltd., 9.875%, 2/15/24(3)	95	111,150
Whiting Petroleum Corp., 5.00%, 3/15/19	45	45,675
Whiting Petroleum Corp., 5.75%, 3/15/21	25	25,000
WildHorse Resource Development Corp., 6.875%, 2/1/25(3)	270	259,875
WPX Energy, Inc., 7.50%, 8/1/20	95	101,175

		$9,935,269

Pharmaceuticals — 0.4%
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24(3)	285	$295,687
Nature’s Bounty Co. (The), 7.625%, 5/15/21(3)	225	239,625
PRA Holdings, Inc., 9.50%, 10/1/23(3)	80	88,800
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(3)	130	96,688
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(3)	235	202,981
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22(3)	195	200,119
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(3)	5	4,997
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(3)	275	281,187
Vizient, Inc., 10.375%, 3/1/24(3)	50	57,375

		$1,467,459

Pipelines — 0.6%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24(3)	80	$82,200

20	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Pipelines (continued)
Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25(3)		230	$245,812
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24(3)		170	190,805
Energy Transfer Equity, L.P., 5.875%, 1/15/24		20	21,650
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(3)		60	63,750
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22		1,000	1,077,500
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24		105	115,237
Williams Cos., Inc. (The), 3.70%, 1/15/23		230	227,700
Williams Cos., Inc. (The), 4.55%, 6/24/24		125	128,594
Williams Cos., Inc. (The), 5.75%, 6/24/44		140	145,600
Williams Partners, L.P./ACMP Finance Corp., 4.875%, 3/15/24		120	124,800

			$2,423,648

Real Estate Investment Trusts (REITs) — 0.1%
ESH Hospitality, Inc., 5.25%, 5/1/25(3)		160	$162,400
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(3)		35	37,975
Mattamy Group Corp., 6.875%, 12/15/23(3)		285	297,113
William Lyon Homes, Inc., 5.875%, 1/31/25(3)		60	61,650

			$559,138

Retail-Food and Drug — 0.3%
Rite Aid Corp., 6.125%, 4/1/23(3)		1,000	$995,000

			$995,000

Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., 5.25%, 8/1/23(3)		55	$57,200
Microsemi Corp., 9.125%, 4/15/23(3)		575	664,125
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(3)		200	209,750
Versum Materials, Inc., 5.50%, 9/30/24(3)		145	150,981

			$1,082,056

Software — 0.9%
Camelot Finance S.A., 7.875%, 10/15/24(3)		130	$139,750
Infor (US), Inc., 5.75%, 8/15/20(3)		160	167,300
Infor (US), Inc., 5.75%, 5/15/22	EUR	1,025	1,156,727
Rackspace Hosting, Inc., 8.625%, 11/15/24(3)		130	137,963
Solera, LLC/Solera Finance, Inc., 10.50%, 3/1/24(3)		545	624,706
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23		775	827,312
Symantec Corp., 5.00%, 4/15/25(3)		115	119,169

Security		Principal Amount* (000’s omitted)	Value

Software (continued)
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(3)		260	$274,950

			$3,447,877

Specialty Retail — 0.1%
Hot Topic, Inc., 9.25%, 6/15/21(3)		270	$276,075

			$276,075

Technology Hardware, Storage & Peripherals — 0.6%
Dell International, LLC/EMC Corp., 5.45%, 6/15/23(3)		135	$146,008
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(3)		205	217,813
Dell International, LLC/EMC Corp., 6.02%, 6/15/26(3)		355	391,711
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(3)		215	237,762
Western Digital Corp., 7.375%, 4/1/23(3)		590	647,525
Western Digital Corp., 10.50%, 4/1/24		475	561,687

			$2,202,506

Telecommunications — 1.5%
Avaya, Inc., 9.00%, 4/1/19(3)(11)		400	$338,000
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20(3)(5)(8)		204	204,000
eircom Finance DAC, 4.50%, 5/31/22(7)	EUR	276	315,003
Hughes Satellite Systems Corp., 5.25%, 8/1/26(3)		145	147,900
Hughes Satellite Systems Corp., 6.625%, 8/1/26(3)		195	200,850
Impera Holdings SA, 5.375%, 9/15/22(7)(10)	EUR	695	780,300
Intelsat Jackson Holdings S.A., 5.50%, 8/1/23		45	38,644
Intelsat Jackson Holdings S.A., 7.25%, 10/15/20		85	80,002
Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(3)		200	216,250
Sprint Capital Corp., 6.875%, 11/15/28		80	87,000
Sprint Corp., 7.875%, 9/15/23		1,800	2,025,000
T-Mobile USA, Inc., 6.625%, 4/1/23		1,025	1,098,031

			$5,530,980

Textiles, Apparel & Luxury Goods — 0.1%
BiSoho SAS, 5.875%, 5/1/23(7)	EUR	405	$477,411

			$477,411

Thrifts & Mortgage Finance — 0.1%
Flagstar Bancorp, Inc., 6.125%, 7/15/21		235	$251,840

			$251,840

Transportation — 0.2%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(3)		260	$270,400

21	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Transportation (continued)
XPO Logistics, Inc., 6.125%, 9/1/23(3)	80	$84,300
XPO Logistics, Inc., 6.50%, 6/15/22(3)	500	531,250

		$885,950

Total Corporate Bonds & Notes (identified cost $109,266,267)		$114,084,758

Senior Floating-Rate Loans — 0.9%(12)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical — 0.1%
Cortes NP Acquisition Corporation, Term Loan, 5.03%, Maturing 11/30/23	$135	$136,532
Misys Europe S.A., Term Loan, Maturing 4/27/24(13)	100	99,500
Solera, LLC, Term Loan, 4.25%, Maturing 3/3/23	190	191,062

		$427,094

Financial Intermediaries — 0.1%
Lonestar Intermediate Super Holdings, LLC, Term Loan, 10.00%, (10.00% Cash, 0.00% PIK), Maturing 8/31/21	$300	$312,375

		$312,375

Health Care — 0.4%
inVentiv Health, Inc., Term Loan, 4.80%, Maturing 11/9/23	$190	$190,902
MPH Acquisition Holdings, LLC, Term Loan, 4.90%, Maturing 6/7/23	912	925,026
Press Ganey Holdings, Inc., Term Loan, 4.25%, Maturing 10/21/23	190	189,940
Press Ganey Holdings, Inc., Term Loan - Second Lien, 8.25%, Maturing 10/21/24	135	138,037

		$1,443,905

Nonferrous Metals / Minerals — 0.1%
Peabody Energy Corporation, Term Loan, 5.50%, Maturing 3/31/22	$185	$185,848

		$185,848

Oil and Gas — 0.1%
Chesapeake Energy Corporation, Term Loan, 8.55%, Maturing 8/23/21	$365	$394,960

		$394,960

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing — 0.1%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 5.00%, Maturing 5/4/22	$520	$514,877

		$514,877

Total Senior Floating-Rate Loans (identified cost $3,230,473)		$3,279,059

Convertible Bonds — 0.1%

Security	Principal Amount (000’s omitted)	Value

Utilities — 0.1%
NRG Yield, Inc., 3.25%, 6/1/20(3)	$300	$296,438

Total Convertible Bonds (identified cost $281,942)		$296,438

Exchange-Traded Funds — 0.2%

Security	Shares	Value

Equity Funds — 0.2%
iShares U.S. Preferred Stock ETF	17,000	$663,170

Total Exchange-Traded Funds (identified cost $662,613)		$663,170

Short-Term Investments — 0.7%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.07%(14)	2,778,710	$2,779,543

Total Short-Term Investments (identified cost $2,779,443)		$2,779,543

Total Investments — 96.8% (identified cost $348,532,229)		$368,889,701

Other Assets, Less Liabilities — 3.2%		$12,186,061

Net Assets — 100.0%		$381,075,762

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

22	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

(2)	Security was acquired in a private offering and may be resold on a designated offshore securities market pursuant to Regulation S under the Securities Act of 1933.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2017, the aggregate value of these securities is $49,883,522 or 13.1% of the Portfolio’s net assets.

(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(5)	Security converts to floating rate after the indicated fixed-rate coupon period.

(6)	Amount is less than 0.05%.

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2017, the aggregate value of these securities is $23,498,695 or 6.2% of the Portfolio’s net assets.

(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(9)	When-issued security.

(10)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(11)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

(12)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(13)	This Senior Loan will settle after April 30, 2017, at which time the interest rate will be determined.
(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2017.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	49.5%	$182,681,711
United Kingdom	10.1	37,212,903
France	7.7	28,272,313
Germany	6.8	25,183,084
Italy	4.3	15,708,404
Canada	3.0	11,134,336
Switzerland	2.3	8,543,641
Japan	1.8	6,593,546
Netherlands	1.6	5,988,813
Sweden	1.4	5,197,337
Spain	1.3	4,883,004
Ireland	1.3	4,706,475
Luxembourg	1.2	4,524,712
Denmark	1.1	4,156,873
Finland	0.8	3,050,490
Hong Kong	0.8	2,944,427
Belgium	0.8	2,930,518
Norway	0.7	2,717,216
Australia	0.6	2,157,378
Portugal	0.6	2,084,416
Poland	0.5	1,775,336
Brazil	0.4	1,423,513
China	0.3	1,140,257
New Zealand	0.2	839,641
Romania	0.2	826,791
Israel	0.2	790,484
Chile	0.2	554,912
Colombia	0.1	204,000
Exchange-Traded Funds	0.2	663,170

Total Investments	100.0%	$368,889,701

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	575,000	USD	625,646	State Street Bank and Trust Company	5/5/17	$763	$—
GBP	450,000	USD	580,588	State Street Bank and Trust Company	5/5/17	2,285	—

						$3,048	$—

23	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Equity Futures
CAC 40 Index	130	Short	May-17	$(7,080,106)	$(7,386,652)	$(306,546)
E-mini Health Care Select Sector Index	48	Long	Jun-17	3,583,394	3,630,720	47,326
E-mini S&P 500 Index	352	Long	Jun-17	41,717,562	41,896,800	179,238
E-mini Technology Select Sector Index	57	Long	Jun-17	3,028,311	3,107,070	78,759
Nikkei 225 Index	34	Long	Jun-17	5,776,272	5,864,986	88,714
STOXX Europe 600 Banks Index	555	Short	Jun-17	(5,268,912)	(5,487,024)	(218,112)
STOXX Europe 600 Banks Index	1,059	Short	Jun-17	(21,189,263)	(22,122,213)	(932,950)
STOXX Europe 600 Insurance Index	813	Short	Jun-17	(11,772,554)	(12,134,122)	(361,568)
STOXX Europe 600 Utilities Index	534	Short	Jun-17	(8,197,992)	(8,231,802)	(33,810)

						$(1,458,949)

CAC 40 Index:  Cotation Assistée en Continu Index comprised of the 40 largest companies listed on the Euronext Paris.

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

STOXX Europe 600 Banks Index:  Index composed of companies from the European banks sector.

STOXX Europe 600 Insurance Index:  Index composed of companies from the European insurance sector.

STOXX Europe 600 Utilities Index:  Index composed of companies from the European utilities sector.

Abbreviations:

PC	–	Participation Certificate
PIK	–	Payment In Kind

Currency Abbreviations:

CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

24	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2017
Unaffiliated investments, at value (identified cost, $345,752,786)	$366,110,158
Affiliated investment, at value (identified cost, $2,779,443)	2,779,543
Cash	320,306
Restricted cash*	5,984,194
Foreign currency, at value (identified cost, $4,372,308)	4,414,506
Interest and dividends receivable	2,379,906
Dividends receivable from affiliated investment	1,252
Receivable for investments sold	1,738,249
Receivable for open forward foreign currency exchange contracts	3,048
Tax reclaims receivable	1,691,938
Total assets	$385,423,100

Liabilities
Payable for investments purchased	$2,130,646
Payable for when-issued securities	1,664,487
Payable for capital withdrawals	27,568
Payable for variation margin on open financial futures contracts	166,063
Payable to affiliates:
Investment adviser fee	202,441
Trustees’ fees	1,888
Accrued expenses	154,245
Total liabilities	$4,347,338
Net Assets applicable to investors’ interest in Portfolio	$381,075,762

Sources of Net Assets
Investors’ capital	$362,123,151
Net unrealized appreciation	18,952,611
Total	$381,075,762

*	Represents restricted cash on deposit at the broker as collateral for open financial futures contracts.

25	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2017
Dividends (net of foreign taxes, $1,180,495)	$5,166,633
Interest (net of foreign taxes, $8,163)	3,743,510
Other income	249,078
Dividends from affiliated investment	16,403
Total investment income	$9,175,624

Expenses
Investment adviser fee	$1,219,408
Trustees’ fees and expenses	11,492
Custodian fee	114,064
Legal and accounting services	35,397
Miscellaneous	52,570
Total expenses	$1,432,931

Net investment income	$7,742,693

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$10,976,340 (1)
Investment transactions — affiliated investment	1,238
Financial futures contracts	(128,020)
Foreign currency and forward foreign currency exchange contract transactions	(9,672)
Net realized gain	$10,839,886
Change in unrealized appreciation (depreciation) —
Investments	$14,200,647
Investments — affiliated investment	(755)
Financial futures contracts	(1,458,949)
Foreign currency and forward foreign currency exchange contracts	46,387
Net change in unrealized appreciation (depreciation)	$12,787,330

Net realized and unrealized gain	$23,627,216

Net increase in net assets from operations	$31,369,909

(1)	Includes $417,316 of net realized gains from redemptions in-kind.

26	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016(1)
From operations —
Net investment income	$7,742,693	$8,694,605
Net realized gain from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	10,839,886 (2)	9,411,663 (3)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	12,787,330	(2,448,246)
Net increase in net assets from operations	$31,369,909	$15,658,022
Capital transactions —
Contributions	$13,491,504	$30,069,851
Withdrawals	(40,628,851)	(55,132,472)
Portfolio transaction fee	145,078	198,179
Assets contributed by Eaton Vance Global Income Builder Fund	—	385,904,542
Net increase (decrease) in net assets from capital transactions	$(26,992,269)	$361,040,100

Net increase in net assets	$4,377,640	$376,698,122

Net Assets
At beginning of period	$376,698,122	$—
At end of period	$381,075,762	$376,698,122

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Includes $417,316 of net realized gains from redemptions in-kind.

(3)	Includes $6,101,499 of net realized gains from redemptions in-kind.

27	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Financial Highlights

Ratios/Supplemental Data	Six Months Ended April 30, 2017 (Unaudited)		Period Ended October 31, 2016(1)
Ratios (as a percentage of average daily net assets):
Expenses	0.76	%(2)	0.80	%(2)
Net investment income	4.13	%(2)	3.75	%(2)
Portfolio Turnover	71	%(3)	66	%(3)

Total Return	8.77	%(3)	3.65	%(3)

Net assets, end of period (000’s omitted)	$381,076		$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

28	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio commenced operations on March 28, 2016. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2017, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 94.6% and 5.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

29

Global Income Builder Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended April 30, 2017, the Portfolio received approximately $249,000 from Poland for previously withheld foreign taxes and interest thereon. Such amount is reflected as Other income in the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

30

Global Income Builder Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the six months ended April 30, 2017, the Portfolio’s investment adviser fee amounted to $1,219,408 or 0.65% (annualized) of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, and including maturities and principal repayments on Senior Loans, aggregated $261,837,227 and $292,611,582, respectively, for the six months ended April 30, 2017. In-kind contributions and withdrawals for the six months ended April 30, 2017 aggregated $7,792,930 and $3,520,268, respectively.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$349,178,830

Gross unrealized appreciation	$24,944,627
Gross unrealized depreciation	(5,233,756)

Net unrealized appreciation	$19,710,871

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has

31

Global Income Builder Portfolio

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Notes to Financial Statements (Unaudited) — continued

in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2017 is included in the Portfolio of Investments. At April 30, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2017, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Financial futures contracts	$394,037	(1)	$(1,852,986	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	3,048	(2)	—

Total		$397,085		$(1,852,986)

Derivatives not subject to master netting or similar agreements		$394,037		$(1,852,986)

Total Derivatives subject to master netting or similar agreements		$3,048		$—

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

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Global Income Builder Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of April 30, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$3,048	$—	$—	$—	$3,048

(a)	In some instances, the actual collateral received may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2017 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Financial futures contracts	$(128,020)	$(1,458,949)
Foreign Exchange	Forward foreign currency exchange contracts	69,840	3,048

Total		$(58,180)	$(1,455,901)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$22,661,000	$22,495,000	$759,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2017.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the

33

Global Income Builder Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$14,971,172	$19,497,650		$—	$34,468,822
Consumer Staples	5,806,381	9,935,117		—	15,741,498
Energy	8,690,413	5,835,266		—	14,525,679
Financials	8,661,544	46,688,044		—	55,349,588
Health Care	14,024,958	8,030,311		—	22,055,269
Industrials	11,097,718	15,809,947		—	26,907,665
Information Technology	18,636,113	4,991,193		—	23,627,306
Materials	2,327,267	5,261,494		—	7,588,761
Real Estate	4,129,054	—		—	4,129,054
Telecommunication Services	—	11,891,290		—	11,891,290
Utilities	3,560,861	15,137,295		—	18,698,156

Total Common Stocks	$91,905,481	$143,077,607	*	$—	$234,983,088

Preferred Stocks
Consumer Staples	$—	$552,523		$—	$552,523
Energy	602,063	—		—	602,063
Financials	6,108,229	2,385,214		—	8,493,443
Industrials	459,553	—		—	459,553
Real Estate	1,483,209	—		—	1,483,209
Utilities	1,212,854	—		—	1,212,854

Total Preferred Stocks	$9,865,908	$2,937,737		$—	$12,803,645

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Global Income Builder Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$114,084,758	$—	$114,084,758
Senior Floating-Rate Loans	—	3,279,059	—	3,279,059
Convertible Bonds	—	296,438	—	296,438
Exchange-Traded Funds	663,170	—	—	663,170
Short-Term Investments	—	2,779,543	—	2,779,543

Total Investments	$102,434,559	$266,455,142	$—	$368,889,701

Forward Foreign Currency Exchange Contracts	$—	$3,048	$—	$3,048
Futures Contracts	305,323	88,714	—	394,037

Total	$102,739,882	$266,546,904	$—	$369,286,786

Liability Description
Futures Contracts	$—	$(1,852,986)	$—	$(1,852,986)

Total	$—	$(1,852,986)	$—	$(1,852,986)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At April 30, 2017, the value of investments transferred between Level 1 and Level 2 during the six months then ended was not significant.

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Eaton Vance

Global Income Builder NextShares

April 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Global Income Builder NextShares (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreement of Global Income Builder Portfolio (the “Portfolio”), the portfolio in which the Fund invests, with Boston Management and Research (“BMR”) and the sub-advisory agreement of the Fund, as well as the sub-advisory agreement of the Portfolio, with Eaton Vance Management (International) Limited (the “Sub-adviser”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and sub-advisory agreement for the Fund and the investment advisory agreement and sub-advisory agreement for the Portfolio (collectively, the “investment advisory agreements”).

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser and the Sub-adviser.

The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board considered the applicable Adviser’s responsibilities overseeing the Sub-adviser and coordinating activities in implementing the investment strategy of the Fund and the Portfolio. The Board considered each Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks. In particular, the Board considered the abilities and experience of each Adviser’s and the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board considered the

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Global Income Builder NextShares

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Board of Trustees’ Contract Approval — continued

international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of each Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board considered the special attributes of the Fund relative to a traditional mutual fund and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the applicable Adviser and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without

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Eaton Vance

Global Income Builder NextShares

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Board of Trustees’ Contract Approval — continued

regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

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Eaton Vance

Global Income Builder NextShares

April 30, 2017

Officers and Trustees

Officers of Eaton Vance Global Income Builder NextShares

Edward J. Perkin

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Officers of Global Income Builder Portfolio

Edward J. Perkin

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Global Income Builder NextShares and Global Income Builder Portfolio

William H. Park

Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Mark R. Fetting**

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Ralph F. Verni

Scott E. Wennerholm**

*	Interested Trustee

**	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Your financial advisor may household the mailing of your documents indefinitely unless you instruct your financial advisor otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of Global Income Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Eaton Vance Global Income Builder NextShares and Global Income Builder Portfolio

Eaton Vance Management (International) Limited

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Investment Adviser and Administrator of Eaton Vance Global Income Builder NextShares

Eaton Vance Management

Two International Place

Boston, MA 02110

Distributor*

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

21984    4.30.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance NextShares Trust

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 26, 2017

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	June 26, 2017